UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 4, 2024

RICEBRAN TECHNOLOGIES
(Exact Name of registrant as specified in its charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25420 Kuykendahl Rd., Suite B30		77375
Tomball, TX
(Address of principal executive offices)		(Zip Code)

(281) 675-2421
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The Purchase Agreement

On June 4, 2024, RiceBran Technologies (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Funicular Funds, LP, a Delaware limited partnership (“Funicular”), pursuant to which the Company sold and issued, as applicable, (i) a secured promissory note in the principal amount of $500,000, as more fully described under “The Funicular Note” below and (ii) warrants (the “Funicular Warrants”) to purchase 625,000 shares of the Company’s common stock, no par value per share (the “Common Stock”), substantially in the form attached to the Purchase Agreement at the price and upon the terms and conditions set forth in the Funicular Warrants, for an aggregate purchase price of $500,000 (together, the “Private Placement”).

The Funicular Warrants will be exercisable at a price of $0.18 per share, subject to adjustments as provided under the terms of the Funicular Warrants. The Funicular Warrants are exercisable at any time on or after June 4, 2024 until the expiration thereof, provided that the Company has a sufficient number of shares of authorized Common Stock under the Company’s Restated and Amended Articles of Incorporation to permit such exercise. As required under the Purchase Agreement, the Company intends to solicit votes at the 2024 annual meeting of stockholders of the Company to increase the number of authorized shares of Common Stock to an amount that will permit the Company to issue the maximum number of shares of Common Stock issuable upon exercise of the Funicular Warrants. The Funicular Warrants have a term of five years from the date of issuance.

The Private Placement closed on June 4, 2024 (the “Closing Date”). The proceeds raised in the Private Placement were used for general working capital purposes.

The Registration Rights Agreement

In connection with the Private Placement, on June 4, 2024, the Company entered into a Registration Rights Agreement with Funicular (the “Registration Rights Agreement”), pursuant to which the Company agreed to file with the U.S. Securities and Exchange Commission within 180 days after the Closing Date a registration statement registering the resale of the shares of Common Stock underlying the Funicular Warrants (the “Resale Registration Statement”), and the Company agreed to use its reasonable best efforts to have the Resale Registration Statement declared effective as promptly as reasonably possible after the filing thereof. In certain circumstances, Funicular can demand the Company’s assistance with underwritten offerings and block trades, and Funicular will be entitled to certain piggyback registration rights.

The Funicular Note

On June 4, 2024, the Company entered into a secured promissory note (the “Funicular Note”) in favor of Funicular and guaranteed by its subsidiaries Golden Ridge Rice Mills, Inc., a Delaware corporation (“Golden Ridge”), and MGI Grain Incorporated, a Delaware corporation (“MGI Grain”), evidencing the loan made to the Company by Funicular in the aggregate principal amount of $500,000. The proceeds of the Funicular Note may be used for general working capital needs and other general corporate purposes. The Funicular Note has a stated maturity date of December 4, 2024. Interest accrues at a rate per annum equal to 13.50%. On each interest payment date, the accrued and unpaid interest shall, at the election of the Company in its sole discretion, be either paid in cash or paid in-kind. The obligations under the Funicular Note are guaranteed by Golden Ridge and MGI Grain, and are secured by a security interest in the assets (other than certain excluded assets, the “Collateral”) of the Company, Golden Ridge and MGI Grain, subject to the intercreditor agreement described below. The Funicular Note contains negative and restrictive covenants which limit the ability of the Company, Golden Ridge and MGI to, among other things, transfer or otherwise dispose of the Collateral, incur indebtedness and create, incur, assume or allow liens on the Collateral or any real property owned by the Company, Golden Ridge or MGI Grain.

Amendments to Agreement for Purchase and Sale and Intercreditor Agreement

On June 4, 2024, the Company, Golden Ridge and MGI Grain, as sellers, and Continental Republic Capital, LLC d/b/a Republic Business Credit, a Louisiana limited liability company (“Republic”), as purchaser, entered into a Seventh Amendment, Consent and Waiver to the Agreement for Purchase and Sale (the “Seventh Amendment”) to, among other things, (i) provide for Republic’s consent to the entry into the Funicular Note by the Company, Golden Ridge and MGI Grain and the transactions contemplated thereby and (ii) waive any defaults that may arise or result from the Company, Golden Ridge or MGI Grain’s entry into the Funicular Note and the transactions contemplated thereby. In connection with the Funicular Note and the Seventh Amendment, Republic and Funicular entered into an amendment to the intercreditor agreement (“Intercreditor Agreement Amendment”) between Republic and Funicular on June 4, 2024, which, among other things, subjects the Funicular Note to the terms of such intercreditor agreement.

The foregoing description of the Funicular Warrants, the Purchase Agreement, the Registration Rights Agreement, the Funicular Note and the Seventh Amendment are qualified in their entirety by reference to the full text of the form of the Funicular Warrant, the Purchase Agreement, the Registration Rights Agreement, the Funicular Note and the Seventh Amendment, which are attached as Exhibits 4.1, 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K, and which are incorporated herein in their entirety by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above under Item 1.01 with respect to the Funicular Note is hereby incorporated by reference in response to this Item 2.03 of Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above under Item 1.01 is hereby incorporated by reference in response to this Item 3.02 of Form 8-K. The issuance of the Funicular Warrants in the Private Placement have not been registered under the Securities Act, and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
4.1	Form of Funicular Warrant.

10.1*	Securities Purchase Agreement, dated as of June 4, 2024, by and between RiceBran Technologies and Funicular Funds, LP.

10.2	Registration Rights Agreement, dated as of June 4, 2024, by and between RiceBran Technologies and Funicular Funds, LP.

10.3*	Secured Promissory Note, dated June 4, 2024, by and among RiceBran Technologies, Funicular Funds, LP, as holder, Golden Ridge Rice Mills, Inc., as guarantor, and MGI Grain Incorporated, as guarantor.

10.4
Seventh Amendment, Consent and Waiver to the Agreement for Purchase and Sale, dated as of June 4, 2024, by and among RiceBran Technologies, Golden Ridge Rice Mills, Inc. and MGI Grain Incorporated, as sellers, and Continental Republic Capital, LLC d/b/a Republic Business Credit, as purchaser.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Portions of this exhibit have been omitted pursuant to Item 601 of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICEBRAN TECHNOLOGIES

Date: June 7, 2024	By:	/s/ William J. Keneally
	Name:	William J. Keneally
	Title:	Interim Chief Financial Officer and Secretary